CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-8

DERIVED INFORMATION   1/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,306
Total Outstanding Loan Balance	$1,027,055,165*	Min	Max
Average Loan Current Balance	$162,870	$4,912	$971,384
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.13%	3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.70%
Weighted Average Margin	5.92%	2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

1. FICO

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	LTV	LTV	LTV	LTV	%	%
FICO	Count	Amount	of Pool	Balance	85-90	90-95	95-100	100+	<$50k	$50-75k
<= 520	111	141,896	1.5	15,750,470	8.3	1.3	0.0	0.0	2.8	6.7
521 - 540	165	155,998	2.5	25,739,666	18.8	4.2	0.0	0.0	1.8	5.6
541 - 560	317	138,812	4.3	44,003,352	23.3	14.2	2.0	0.0	1.7	7.5
561 - 580	480	135,069	6.3	64,833,304	14.9	18.3	2.5	0.0	3.6	5.9
581 >=	5,233	167,538	85.4	876,728,373	7.1	10.8	5.4	0.0	2.3	3.9
Total:	6,306	162,870	100.0	1,027,055,165	8.6	11.1	4.8	0.0	2.4	4.3

					%	%	%
	%	%	%	%	Not Owner	Stated	Reduced
FICO	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	WA DTI
<= 520	9.1	0.0	0.0	0.0	2.6	11.5	3.9	8.51	42.7
521 - 540	8.9	0.0	0.0	0.0	6.4	28.4	7.1	8.26	41.3
541 - 560	10.4	0.0	0.0	0.0	3.9	11.7	6.9	7.90	41.1
561 - 580	9.0	0.0	0.0	0.0	5.5	24.4	9.0	7.81	41.8
581 >=	5.9	1.8	0.4	0.1	7.4	26.7	24.2	6.99	41.2
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	41.3

2. LTV

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO	%	%
LTV	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
<= 80	3,906	180,836	68.8	706,344,922	1.8	2.3	3.0	5.0	0.9	3.7
81 - 85	489	167,968	8.0	82,136,131	1.4	6.5	9.3	10.4	1.2	6.5
86 - 90	842	169,881	13.9	143,039,898	0.2	1.2	7.2	9.6	1.6	4.5
91 - 95	351	163,330	5.6	57,328,911	0.0	0.0	0.8	2.7	1.8	2.5
96 - 100	718	53,211	3.7	38,205,303	0.0	0.0	0.0	2.5	35.0	11.8
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					%	%	%
	%	%	%	%	Not Owner	Stated	Reduced
LTV	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	WA DTI
<= 80	6.0	1.7	0.5	0.1	4.3	27.9	23.3	6.90	41.4
81 - 85	6.6	0.8	0.0	0.0	10.6	31.1	15.2	7.37	41.4
86 - 90	7.1	1.8	0.5	0.0	17.8	18.9	21.2	7.40	40.7
91 - 95	6.9	0.0	0.0	0.0	13.1	11.2	19.9	7.47	41.9
96 - 100	10.7	1.7	0.0	0.0	0.6	20.5	11.8	9.42	40.3
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	41.3

3. DTI

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO	%	%
DTI	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
<= 40	2,539	142,793	35.3	362,550,940	1.0	2.1	4.4	5.8	3.5	6.5
41 – 45	1,664	173,694	28.1	289,026,150	1.3	2.0	2.5	5.3	1.8	3.4
46 – 50	1,753	177,057	30.2	310,380,099	1.6	2.3	3.7	5.6	1.7	2.7
51 >=	350	185,994	6.3	65,097,977	2.2	4.3	8.2	9.6	1.9	2.6
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					%	%	%		%
	%	%	%	%	Not Owner	Stated	Reduced		LTV
DTI	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
<= 40	8.8	2.0	0.7	0.3	9.4	24.5	21.6	7.22	9.4
41 – 45	5.0	0.9	0.5	0.0	4.8	33.9	25.1	7.13	7.6
46 – 50	5.3	1.6	0.0	0.0	6.0	23.5	19.7	7.10	8.4
51 >=	4.8	1.9	0.0	0.0	9.2	6.8	17.3	6.87	9.0
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	8.6

4. Occupancy Type

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO	%	%
								2
Occupancy Type	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
Non Owner Occupied	619	116,970	7.1	72,404,562	0.5	2.3	2.4	4.5	7.1	12.8
Owner Occupied	5,687	167,865	93.0	954,650,603	1.4	2.2	4.0	6.0	2.0	3.6
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					%	%	%		%
	%	%	%	%	Not Owner	Stated	Reduced		LTV

Occupancy Type	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
Non Owner Occupied	10.9	0.9	0.0	0.0	100.0	19.3	30.5	7.72	13.4
Owner Occupied	6.1	1.6	0.4	0.1	0.0	26.2	21.1	7.09	8.2
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	8.6

5. WAC

		Avg		Total	%	%	%	%
	Loan	Loan		Principal	FICO	FICO	FICO	FICO	%	%
WAC	Count	Amount	% of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
<= 6.999	2,618	213,391	54.4	558,657,315	0.1	0.6	1.4	3.2	0.2	1.4
7.000 - 7.999	1,715	170,767	28.5	292,864,938	2.0	2.5	4.6	6.1	0.7	4.7
8.000 - 8.999	968	120,347	11.3	116,495,996	3.4	5.2	12.4	11.8	4.3	11.0
9.000 - 9.999	397	87,074	3.4	34,568,465	3.1	13.2	9.5	24.5	12.5	15.0
10.000 - 10.999	238	52,104	1.2	12,400,720	12.9	4.6	6.4	13.9	39.0	20.8
11.000 >=	370	32,615	1.2	12,067,731	5.6	7.4	1.6	5.3	62.0	13.5
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					%	%	%		%
	%	%	%	%	Not Owner	Stated	Reduced		LTV
WAC	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
<= 6.999	4.1	2.4	0.6	0.2	3.2	23.4	19.8	6.37	5.8
7.000 - 7.999	7.4	0.9	0.3	0.0	10.5	32.2	25.5	7.47	10.2
8.000 - 8.999	10.8	0.0	0.0	0.0	14.9	22.1	25.8	8.43	17.2
9.000 - 9.999	18.8	0.0	0.0	0.0	14.5	21.1	16.6	9.45	13.3
10.000 - 10.999	11.0	0.0	0.0	0.0	8.3	24.3	9.7	10.45	6.7
11.000 >=	6.3	0.0	0.0	0.0	4.6	27.5	7.6	11.76	0.4
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	8.6

6. IO Type

		Avg		Total	%	%	%	%
	Loan	Loan	%	Principal	FICO	FICO	FICO	FICO	%	%
IO Type	Count	Amount	of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
0	4,802	137,045	64.1	658,088,893	2.1	3.4	6.0	8.7	3.7	6.3
24	666	226,337	14.7	150,740,741	0.0	0.3	0.3	1.8	0.0	1.0
36	41	204,681	0.8	8,391,918	0.0	0.0	0.0	4.1	0.0	1.5
60	797	263,279	20.4	209,833,614	0.0	0.0	0.1	0.1	0.0	0.2
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					%	%	%		%
	%	%	%	%	Not Owner	Stated	Reduced		LTV
IO Type	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
0	9.1	1.0	0.4	0.1	9.9	27.5	18.6	7.40	11.5
24	2.1	2.1	0.0	0.0	1.8	22.4	25.4	6.60	4.8
36	3.1	15.0	0.0	0.0	1.9	14.6	23.0	6.58	7.7
60	1.3	2.5	0.7	0.0	2.1	22.9	29.0	6.70	1.9
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	8.6

7. Doc Type

		Avg		Total
	Loan	Loan		Principal	FICO	FICO	FICO	FICO
Doc Type	Count	Amount	% of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
Full	3,692	144,816	52.1	534,662,090	2.2	2.8	6.0	7.4	3.3	5.3
Reduced	1,187	188,241	21.8	223,441,765	0.1	0.8	1.3	2.2	1.4	3.5
No Income/ No Asset	25	191,090	0.5	4,777,256	0.0	0.0	0.0	17.5	1.5	4.4
Stated Income / Stated Assets	1,402	188,427	25.7	264,174,055	0.7	2.3	2.0	5.7	1.4	2.7
Total:	6,306	162,870	100.0	1,027,055,165	1.3	2.2	3.9	5.9	2.4	4.3

					Not
			%		Owner	Stated	Reduced		LTV
Doc Type	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
Full	7.9	2.3	0.4	0.0	6.8	0.0	0.0	7.06	9.0
Reduced	5.3	1.4	0.4	0.0	9.9	0.0	100.0	7.19	6.6
No Income/ No Asset	3.8	0.0	0.0	20.3	2.8	0.0	0.0	7.18	0.5
Stated Income / Stated Assets	4.5	0.2	0.3	0.0	5.3	100.0	0.0	7.23	9.4
Total:	6.4	1.6	0.4	0.1	7.1	25.7	21.8	7.13	8.6

8. Others:

		Avg		Total
	Loan	Loan		Principal	FICO	FICO	FICO	FICO
Others:	Count	Amount	% of Pool	Balance	<520	521-540	541-560	561-580	<$50k	$50-75k
2nd Lien	678	34,162	2.3	23,161,575	0.0	0.0	0.1	2.2	62.4	19.4
<$100k	2,247	59,661	13.1	134,059,365	2.1	2.8	6.0	7.9	18.2	32.6
>$650k	13	755,605	1.0	9,822,865	0.0	0.0	0.0	0.0	0.0	0.0
Ohio	258	96,971	2.4	25,018,561	1.4	1.0	4.9	7.3	4.8	20.6
Nevada	233	209,822	4.8	48,888,621	1.1	1.9	3.6	8.8	0.8	1.0
North CA	601	282,364	16.5	169,700,831	1.2	1.8	2.2	3.5	0.3	0.8
South CA	701	267,071	18.2	187,216,938	2.2	2.5	2.8	6.2	0.3	0.4
Top 10 Loans	10	780,958	0.8	7,809,580	0.0	0.0	0.0	0.0	0.0	0.0

					Not
			%		Owner	Stated	Reduced		LTV
Others:	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	85-90
2nd Lien	12.1	0.0	0.0	0.0	0.7	24.3	11.2	10.64	2.3
<$100k	49.2	0.0	0.0	0.0	16.6	16.9	17.2	8.23	9.2
>$650k	0.0	50.0	40.1	9.9	0.0	7.6	15.6	6.65	14.6
Ohio	21.0	0.0	0.0	0.0	18.3	15.2	14.6	7.45	13.2
Nevada	1.8	0.0	1.7	0.0	9.7	28.7	23.3	7.04	5.8
North CA	0.9	3.1	0.9	0.0	3.2	26.5	29.7	6.64	5.7
South CA	1.2	2.7	0.5	0.0	5.4	35.3	21.0	6.84	5.3
Top 10 Loans	0.0	37.1	50.5	12.4	0.0	9.6	19.7	6.73	18.4

10. Credit Grades

		Avg		Total
	Loan	Loan		Principal	LTV	LTV	LTV	LTV
Credit Grades	Count	Amount	% of Pool	Balance	85-90	90-95	95-100	100+	<$50k	$50-75k
	1,452	150,874	21.3	219,068,438	9.8	9.4	5.9	0.0	1.0	6.1
aa	1	112,637	0.0	112,637	0.0	0.0	0.0	0.0	0.0	0.0
1	26	116,006	0.3	3,016,150	3.5	0.0	13.4	0.0	9.2	4.2
1A	1	121,122	0.0	121,122	0.0	0.0	100.0	0.0	0.0	0.0
1+	190	177,765	3.3	33,775,304	6.6	19.9	7.2	0.0	1.0	2.9
2	3	160,477	0.0	481,432	0.0	0.0	0.0	0.0	0.0	0.0
2A	56	97,069	0.5	5,435,861	17.0	12.0	7.2	0.0	8.1	18.7
3	4	88,946	0.0	355,783	65.9	0.0	8.6	0.0	17.0	17.1
4	7	132,282	0.1	925,976	0.0	0.0	0.0	0.0	9.1	0.0
A	872	118,045	10.0	102,935,535	11.5	16.7	4.5	0.0	7.2	4.9
Alt-A	1	23,582	0.0	23,582	100.0	0.0	0.0	0.0	100.0	0.0
A1	2	251,156	0.0	502,312	0.0	0.0	0.0	0.0	0.0	0.0
AA	596	189,838	11.0	113,143,258	9.3	18.1	6.1	0.0	1.9	3.2
AA100	9	181,516	0.2	1,633,645	0.0	0.0	0.0	0.0	0.0	0.0
AA95	1	256,500	0.0	256,500	0.0	0.0	100.0	0.0	0.0	0.0
AAA	307	238,379	7.1	73,182,501	1.8	2.4	0.6	0.0	0.2	1.4
AXP	5	151,635	0.1	758,176	54.6	30.2	2.5	0.0	2.5	0.0
A-	252	122,082	3.0	30,764,568	15.2	22.6	1.4	0.0	6.0	5.4
A-XP	3	48,435	0.0	145,306	87.4	0.0	12.6	0.0	12.6	0.0
A+	1,516	186,949	27.6	283,415,174	8.1	9.1	3.7	0.0	1.6	3.3
A+XP	27	170,555	0.4	4,604,983	20.0	52.6	2.0	0.0	2.0	0.0
A+XT	24	246,660	0.6	5,919,848	6.1	11.6	12.8	0.0	0.0	0.0
B	181	136,150	2.4	24,643,142	10.9	4.6	0.5	0.0	4.1	5.5
BXP	3	184,029	0.1	552,088	4.5	0.0	0.0	0.0	4.5	0.0
B-	11	267,542	0.3	2,942,958	0.0	5.5	0.0	0.0	0.0	0.0
B+	46	120,180	0.5	5,528,279	24.2	2.4	0.0	0.0	2.6	14.4
C	56	149,385	0.8	8,365,573	5.3	1.4	0.0	0.0	2.8	6.6
CG	7	195,221	0.1	1,366,548	7.8	0.0	0.0	0.0	0.0	0.0

					Not
			%		Owner	Stated	Reduced
Credit Grades	$75-100k	$600-750k	$750-900k	>$900k	Occupied	Doc	Doc	WAC	WA DTI
	10.5	0.6	0.4	0.4	9.1	23.6	28.4	7.09	41.1
aa	0.0	0.0	0.0	0.0	0.0	0.0	0.0	7.65	36.0
1	8.5	0.0	0.0	0.0	0.0	42.9	17.4	7.49	40.5
1A	0.0	0.0	0.0	0.0	100.0	100.0	0.0	8.52	42.1
1+	6.6	3.7	0.0	0.0	9.9	21.7	32.9	7.02	39.5
2	20.5	0.0	0.0	0.0	0.0	0.0	43.4	8.15	46.3
2A	15.9	0.0	0.0	0.0	27.2	23.3	23.5	7.04	37.3
3	0.0	0.0	0.0	0.0	0.0	25.7	0.0	8.04	40.9
4	8.3	0.0	0.0	0.0	0.0	0.0	0.0	10.85	41.5
A	9.3	0.6	0.0	0.0	6.1	19.2	13.8	7.37	41.0
Alt-A	0.0	0.0	0.0	0.0	100.0	0.0	0.0	12.50	0.0
A1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	5.94	31.4
AA	3.1	0.6	0.0	0.0	8.0	39.7	11.0	7.06	41.3
AA100	11.5	0.0	0.0	0.0	0.0	57.0	0.0	8.16	39.0
AA95	0.0	0.0	0.0	0.0	0.0	100.0	0.0	7.52	47.1
AAA	2.6	5.4	2.1	0.0	2.0	8.5	52.3	6.64	41.1
AXP	12.7	0.0	0.0	0.0	0.0	0.0	0.0	6.33	33.2
A-	7.0	0.0	0.0	0.0	8.9	21.5	15.3	7.66	40.8
A-XP	0.0	0.0	0.0	0.0	0.0	0.0	0.0	8.35	34.8
A+	4.4	1.4	0.6	0.0	7.5	36.1	17.5	7.05	41.9
A+XP	3.7	13.9	0.0	0.0	31.5	0.0	0.4	6.60	44.9
A+XT	1.5	0.0	0.0	0.0	1.5	1.5	14.6	6.52	43.0
B	10.0	0.0	0.0	0.0	7.2	24.6	12.8	7.83	41.6
BXP	0.0	0.0	0.0	0.0	0.0	66.4	0.0	7.82	46.6
B-	0.0	0.0	0.0	0.0	0.0	23.9	0.0	7.19	43.0
B+	15.3	0.0	0.0	0.0	3.3	26.2	13.3	7.77	38.4
C	4.5	0.0	0.0	0.0	3.9	13.7	3.6	7.97	40.9
CG	6.6	0.0	0.0	0.0	7.8	64.8	35.2	7.00	39.8